Filed pursuant to Rule 497(a)

Registration No. 333-232387

Rule 482ad

**Fixed Income Investor Calls for Golub Capital BDC, Inc.**

Golub Capital BDC, Inc. (Ticker: GBDC) (expected investment grade ratings by two rating agencies)* has asked J.P. Morgan and SMBC Nikko to arrange a series of fixed income investor update calls on Monday, September 28, 2020. J.P. Morgan will coordinate logistics. A transaction may follow subject to market conditions.

Company representatives

David Golub – Chief Executive Officer

Ross Teune – Chief Financial Officer and Treasurer

Matthew Benton – Managing Director

Monday, September 28, 2020:

•	11:00-11:45AM ET
•	1:00-1:45PM ET
•	2:00-2:45PM ET
•	3:00-3:45PM ET
•	4:00-4:45PM ET

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Golub Capital BDC, Inc. before investing. When available, a preliminary prospectus supplement, together with an accompanying prospectus, will be filed with the Securities and Exchange Commission, which will contain this and other information about Golub Capital BDC, Inc. and should be read carefully before investing.

The information in any preliminary prospectus supplement and accompanying prospectus, when available, and in this announcement is not complete and may be changed. Any preliminary prospectus supplement and accompanying prospectus, when available, and this announcement are not offers to sell any securities of Golub Capital BDC, Inc. and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

Golub Capital BDC, Inc.’s shelf registration statement is on file with and has been declared effective by the Securities and Exchange Commission. Any offering of Golub Capital BDC, Inc.’s securities may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. When available, copies of a preliminary prospectus supplement, together with an accompanying prospectus, may be obtained from J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, Attn: Investment Grade Syndicate Desk, facsimile: 212-834-6081 or SMBC Nikko Securities America, Inc., 277 Park Avenue, New York, New York 10172, Attn: Debt Capital Markets, email:prospectus@smbcnikko-si.com.

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

ABOUT GOLUB CAPITAL BDC, INC.

Golub Capital BDC, Inc. is an externally-managed, non-diversified closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. Golub Capital BDC, Inc. invests primarily in one-stop and other senior secured loans of U.S. middle-market companies that are often sponsored by private equity investors. Golub Capital BDC, Inc.’s investment activities are managed by its investment adviser, GC Advisors LLC, an affiliate of the Golub Capital group of companies (“Golub Capital”).

ABOUT GOLUB CAPITAL

Golub Capital is a market-leading, award-winning direct lender and credit asset manager, with over $30 billion of capital under management. Golub Capital specializes in delivering reliable, creative and compelling financing solutions to middle market companies backed by private equity sponsors. The firm’s credit expertise also forms the foundation of its Late Stage Lending business and its Broadly Syndicated Loan investment program. Across its activities, Golub Capital nurtures long-term, win-win partnerships that inspire repeat business from its private equity sponsor clients and investors. Founded over 25 years ago, Golub Capital today has over 500 employees and lending offices in Chicago, New York and San Francisco.

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